UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 22, 2006

SYMMETRICOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-02287	95-1906306
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2300 Orchard Parkway, San Jose, California 95131-1017

(Address of principal executive offices, including zip code)

(408) 433-0910

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 22, 2006, Symmetricom, Inc. (the “Company”) entered into an executive severance benefits agreement with each of the following officers of the Company:  William Slater, Chief Financial Officer; Nancy J. Shemwell, Senior Vice President Global Sales and Service; Dale A. Pelletier, Executive Vice President Global Operations; Bruce K. Bromage, Executive Vice President and General Manager, Timing, Test and Measurement Division and William H. Minor, Jr., Vice President Human Resources (each, an “Executive Officer,” and collectively, the “Executive Officers”). The agreement with Mr. Slater supersedes and replaces the Company’s existing change of control agreement with Mr. Slater, which was filed with the Securities and Exchange Commission on May 14, 2002 as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2002. The following description of the executive severance benefits agreements with the Executive Officers is qualified in its entirety by reference to the terms of such agreements. The form of agreement with each Executive Officer is filed as Exhibit 10.1 hereto.

The executive severance benefits agreement with each Executive Officer provides that if at any time prior to a change of control of the Company or more than 12 months following a change of control of the Company, such Executive Officer’s employment is terminated by the Company without cause or by constructive termination, then such Executive Officer is entitled to the following severance benefits:  (i) base salary for six, nine or 12 months depending on the length of the Executive Officer’s employment by the Company; (ii) the Executive Officer’s target annual bonus for the fiscal year during which the termination occurs prorated by six, nine or 12 months depending on the length of the Executive Officer’s employment by the Company; and (iii) health benefits for the Executive Officer and his or her dependents for six, nine or 12 months depending on the length of the Executive Officer’s employment by the Company (or the earlier expiration of the COBRA continuation period). The agreement also provides that if at any time within 12 months following a change of control of the Company, the Executive Officer’s employment is terminated by the Company without cause or by constructive termination, then such Executive Officer is entitled to the following severance benefits: (i) base salary for 12 months; (ii) the sum of (a) the Executive Officer’s target annual bonus for the fiscal year during which the termination occurs prorated by the portion of the fiscal year that the Executive Officer was employed by the Company plus (b) the full target annual bonus for such fiscal year; (iii) immediate vesting of any unvested stock options or other stock awards; and (iv) health benefits for the Executive Officer and his or her dependents for 12 months (or the earlier expiration of the COBRA continuation period).

Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit Number	Description

10.1	Form of Executive Severance Benefits Agreement by and between the Company and Executive Officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2006	By:	/s/ William Slater
William Slater
Chief Financial Officer and Secretary

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